USAA                         USAA MUTUAL FUND, INC.
EAGLE                          S&P 500 Index Fund
LOGO

                        SUPPLEMENT DATED AUGUST 10, 2001
                            TO THE FUND'S PROSPECTUS
                                DATED MAY 1, 2001

(*) THE FOLLOWING INFORMATION REPLACES THE ENTIRE SECTION OF INFORMATION
    RELATING TO THE S&P 500 INDEX FUND FOUND ON PAGES 4-7 OF THE PROSPECTUS.

USAA S&P 500 INDEX FUND

OBJECTIVE

The Fund seeks to match, before fees and expenses, the performance of the S&P 500 INDEX. The S&P 500 Index emphasizes stocks of large U.S. companies. The Company's Board of Directors may change the Fund's investment objective without shareholder approval.

INVESTMENT STRATEGY

We are the Fund's investment adviser. We have retained Deutsche Asset Management, Inc. (Deutsche) to serve as subadviser for the Fund. Deutsche is responsible for investing the Fund's assets. Under normal market conditions, Deutsche attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies composing the S&P 500 Index.

In seeking to mirror the performance of the S&P 500 Index, Deutsche attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the Index's value. Deutsche may exclude or remove any S&P stock from the Fund, if Deutsche believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

MAIN RISKS OF INVESTING

STOCK MARKET RISK
The Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stocks tend to go up and down more than bonds.

CASH FLOW AND TRACKING ERROR RISKS
While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance will be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund's cash flow affect how closely the Fund will mirror the S&P 500 Index. Because of the differences between the Index and the Fund's portfolio, the Fund may not track the S&P 500 Index perfectly.

As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.

FLUCTUATION OF INVESTMENT VALUE

Deutsche attempts to keep the Fund fully invested in securities that are representative of the S&P 500 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the Fund's portfolio.

With respect to the S&P 500 Index Fund, the following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

BAR CHART

  TOTAL RETURN            CALENDAR YEAR
     33.03%                   1997*
     28.62%                   1998
     20.67%                   1999
     -9.27%                   2000

* Fund began operations on May 1, 1996.

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
-6.87% (6/30/01)

BEST QUARTER
21.33% 4TH QTR. 1998

WORST QUARTER
-9.83% 3RD QTR. 1998

TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

The following table shows how the Fund's average annual TOTAL RETURNS for the one-year period, as well as the life of the Fund, compared to those of the S&P 500 Index itself. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                                          PAST          SINCE INCEPTION
                                          1 YEAR           MAY 1, 1996
------------------------------------------------------------------------------
          S&P 500 Index Fund*              -9.27%            18.28%
          S&P 500 Index                    -9.10%            18.47%

  * EXCLUDES $10 ACCOUNT MAINTENANCE FEE, WHICH IS WAIVED FOR ACCOUNTS
    OF $10,000 OR MORE.
===============================================================================

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS
There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

        REDEMPTION                          ANNUAL ACCOUNT
           FEE                             MAINTENANCE FEE
       -------------------------------------------------------------
          None                    $10 (for accounts under $10,000)

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS
Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration, transfer agency, and legal fees. Prior to August 10, 2001, the Fund invested all of its assets in the Equity 500 Portfolio (a separately managed investment company advised by Deutsche Asset Management and utilized by the Fund in a master-feeder arrangement). The figures below are based on the expenses of the Fund and the Equity 500 Portfolio combined during the past fiscal year ended December 31, 2000. These fees have been adjusted to reflect the changes in the underlying contracts for advisory services, and are calculated as a percentage of average net assets (ANA).

  MANAGEMENT       DISTRIBUTION          OTHER                TOTAL ANNUAL
    FEES           (12b-1) Fees         EXPENSES          OPERATING EXPENSES
-------------------------------------------------------------------------------
    .10%              None                .10%                   .20%*

-----------
  * THROUGH APRIL 30, 2002, WE HAVE AGREED TO WAIVE FEES AND REIMBURSE EXPENSES OF THE FUND TO THE EXTENT THE TOTAL EXPENSES OF THE FUND EXCEED .18% OF THE FUND'S ANA. WITH THIS REIMBURSEMENT, THE FUND'S TOTAL ANNUAL OPERATING EXPENSES WOULD BE AS FOLLOWS:

                                    REIMBURSEMENT             ACTUAL FUND
        TOTAL ANNUAL            FROM USAA INVESTMENT       OPERATING EXPENSES
   FUND OPERATING EXPENSES       MANAGEMENT COMPANY       AFTER REIMBURSEMENT
  ----------------------------------------------------------------------------
            .20%                        .02%                      .18%

USAA SHAREHOLDER ACCOUNT SERVICES, THE FUND'S TRANSFER AGENT, ASSESSES A $10 ANNUAL ACCOUNT MAINTENANCE FEE TO ALLOCATE PART OF THE FIXED COSTS OF MAINTAINING SHAREHOLDER ACCOUNTS. WE DEDUCT $2.50 PER QUARTER FROM YOUR DIVIDENDS TO PAY THE ANNUAL FEE. WE WILL WAIVE THIS FEE IF YOU MAINTAIN AN ACCOUNT BALANCE OF $10,000 OR MORE. SEE Shareholder Information ON PAGE 26 FOR FURTHER INFORMATION.


EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

     1 YEAR            3 YEARS                5 YEARS               10 YEARS
-------------------------------------------------------------------------------
      $18                $58                  $101                   $230


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

Q    WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

A Under normal market conditions, the Fund's assets will be invested, as is practical, in stocks included in the S&P 500 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options.

     The Fund may invest, to a limited extent, in stock index futures and options. The Fund will generally invest in index futures and options in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. The Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities.

     If the Fund invests in FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS for nonhedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's assets after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for nonhedging purposes involve greater risks than stock investments.

For a description of the futures and options the Fund may use and some of their associated risks, see APPENDIX A on page 33.

PORTFOLIO MANAGER

Deutsche, an indirect wholly owned subsidiary of Deutsche Bank AG, is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions, and private clients. Investment management is a core business of Deutsche, with assets under management of approximately $16 billion as of December 31, 2000.

(*) THE FOLLOWING INFORMATION REPLACES THE ENTIRE SECTION OF INFORMATION FOUND
    UNDER THE HEADING "THE BASICS OF INDEX INVESTING" FOUND ON PAGE 18 OF THE PROSPECTUS.

THE BASICS OF INDEX INVESTING

Q    HOW ARE THE FUNDS' PORTFOLIOS MANAGED?

A The Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Funds utilize a "passive" or "indexing" investment approach in an attempt to match, as closely as possible, the performance of a particular index.

     Generally, this is done by one of two methods. Some index funds hold each stock found in their target index in approximately the same proportions as represented in the index itself. This method of indexing is called a "replication" method. For example, if 5% of the Nasdaq-100 Index were made up of the stock of a specific company, a fund tracking that Index (such as the Nasdaq-100 Index Fund) would invest approximately 5% of its assets in that company. The Nasdaq-100 Index Fund and the Global Titans Index Fund are generally managed under this approach.

     The second method of indexing is referred to as a "sampling" method. Because it would be very expensive to buy and hold all of the stocks held in a particular index (such as the Wilshire 4500 Index, which includes more than 6,200 stocks) many index funds select a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of the Wilshire 4500 Index was made up of technology stocks, the Extended Market Portfolio would invest approximately 10% of its assets in some, but not all, of the technology stocks included in the Index. The Extended Market Portfolio and the S&P 500 Index Fund are managed in this way.

Q    AS AN  INVESTOR,  WHAT ARE THE  BENEFITS  OF USING A PASSIVE,  OR  INDEXING
     APPROACH?

A    Indexing appeals to many investors because it:

         o provides simplicity because it is a straightforward market-matching strategy

         o generally provides diversification by investing in a wide variety of companies and industries

         o tends to have lower costs because index funds do not have many of the expenses of actively managed funds such as research and

         o usually has relatively low-trading activity, therefore, brokerage commissions tend to be lower

Q    HOW CLOSELY WILL THE FUNDS MATCH THEIR RESPECTIVE INDICES?

A In seeking to mirror the performance of their particular index, Deutsche, MLQA, and Barclays will attempt to allocate the investments of the S&P 500 Index Fund, the Extended Market Portfolio, the Nasdaq-100 Index Fund, and the Global Titans Index Fund among stocks in approximately the same weightings as the indices themselves, beginning with the stocks that make up the larger portion of the particular index's value.

     Over the long term, Deutsche will seek a correlation between the performance of the S&P 500 Index Fund, MLQA will seek a correlation between the performance of the Extended Market Portfolio, and Barclays will seek a correlation between the performance of the Nasdaq-100 Index Fund and the Global Titans Index Fund, before expenses, and that of the particular index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the S&P 500 Index Fund, the Extended Market Portfolio, the Nasdaq-100 Index Fund, and the Global Titans Index Fund always move up in value when their respective index rises and down in value when their respective index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

(*) THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION RELATING TO THE S&P
    500 INDEX FUND FOUND UNDER THE HEADING "FUND AND PORTFOLIO MANAGEMENT" ON PAGES 19-21 OF THE PROSPECTUS.

FUND AND PORTFOLIO MANAGEMENT

The Board of Directors of USAA Mutual Fund, Inc. (Company), of which these Funds are a series, supervises the business affairs of the Company, while the business affairs of the Extended Market Portfolio are subject to the supervision of its Board of Trustees. No director of the Company also serves as a trustee of the Extended Market Portfolio.

MANAGEMENT AND ADVISORY SERVICES

USAA INVESTMENT MANAGEMENT COMPANY
The Company has retained us, USAA Investment Management Company, to serve as the manager, investment adviser, administrator, and distributor for the Company. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

With respect to the S&P 500 INDEX FUND, we provide management services to the Fund pursuant to a Management Agreement. We are responsible for managing the business affairs of the Fund, subject to the authority of and supervision by the Company's Board of Directors. For our services, the Fund pays us an annual fee of one-tenth of one percent (.10%) of average net assets, accrued daily and paid monthly. We also provide services related to selling the Fund's shares and receive no compensation for those services.

DEUTSCHE ASSET MANAGEMENT, INC.
We have entered into a subadvisory agreement (Subadvisory Agreement) effective August 10, 2001, with Deutsche Asset Management, Inc. with headquarters at 130
Liberty Street, New York, New York 10006 to delegate the day-to-day discretionary management of the assets of the S&P 500 Index Fund. Under the Subadvisory Agreement, Deutsche manages the assets of the Fund, subject to the general supervision of the Company's Board of Directors and us, in accordance with the Fund's investment objectives, policies, and restrictions.

Deutsche is compensated by us out of the amounts we receive from the Fund. We may terminate the Subadvisory Agreement upon 60 days' notice.

CHANGE OF SUBADVISERS
We have applied for an exemptive order from the Securities and Exchange Commission (SEC) that would permit us, with the approval of the Company's Board of Directors, to retain a different subadviser for the Nasdaq-100 Index Fund, the Global Titans Index Fund, or the S&P 500 Index Fund; or to withdraw the Extended Market Index Fund's interest from the Extended Market Portfolio and retain a subadviser to manage the Extended Market Index Fund outside of a master-feeder structure or subsequently change the subadviser, without submitting the respective investment Subadvisory Agreement to a vote of the Fund's shareholders. We would notify shareholders in the event of any change in the identity of the subadviser of a Fund. Until or unless this exemptive order is granted, if a duly appointed subadviser is terminated or otherwise ceases to advise the Nasdaq-100 Index Fund, the Global Titans Index Fund, or the S&P 500 Index Fund; or if the Extended Market Index Fund is to be managed separately by a subadviser rather than within a master-feeder structure, the Company would be required to submit the investment Subadvisory Agreement with the new subadviser to the Fund's shareholders for approval. There is no guarantee that the SEC will grant such exemptive order.

PORTFOLIO TURNOVER
Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Portfolio or Funds' target index. We do not expect any of the Funds to have a high portfolio turnover rate.

ADMINISTRATIVE AND SUBADMINISTRATIVE SERVICES

USAA INVESTMENT MANAGEMENT COMPANY
Under an Administration and Servicing Agreement with the S&P 500 INDEX FUND, we generally assist the Company's Board of Directors in all aspects of the administration and operation of the Fund. The Administration and Servicing
Agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to the lesser of (1) .06% of the average daily net assets of the Fund or (2) the amount that brings the Fund annual operating expenses as a percentage of the total Fund's average net assets up to .18%. We may also delegate one or more of our responsibilities to others at our expense.

THE PARAGRAPH RELATING TO BANKERS TRUST HAS BEEN DELETED.

                                    * * * * *


(*) THE  FOLLOWING  PARAGRAPH  IS  ADDED  AND BECOMES THE SECOND PARAGRAPH FOUND
    UNDER OPENING AN ACCOUNT UNDER THE HEADING "HOW TO INVEST" ON PAGE 22 OF THE PROSPECTUS.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

(*) THE  FOLLOWING PARAGRAPH IS ADDED AND BECOMES THE LAST PARAGRAPH FOUND UNDER
    HOW TO PURCHASE BY . . . UNDER THE HEADING "HOW TO INVEST" ON PAGE 24 OF THE PROSPECTUS.

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)
   o To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

(*) THE FOLLOWING PARAGRAPH IS ADDED AND BECOMES THE THIRD PARAGRAPH UNDER THE
    HEADING "HOW TO REDEEM" ON PAGE 24 OF THE PROSPECTUS.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN
TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

(*) THE  FOLLOWING PARAGRAPH IS ADDED AND BECOMES THE LAST PARAGRAPH FOUND UNDER
    HOW TO REDEEM BY . . . UNDER THE HEADING "HOW TO REDEEM" ON PAGE 25 OF THE PROSPECTUS.

USAA BROKERAGE SERVICES
   o Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

(*) THE  FOLLOWING  PARAGRAPH  IS ADDED AND BECOMES THE SECOND  PARAGRAPH  FOUND
    UNDER EXCHANGE PRIVILEGE UNDER THE HEADING "EXCHANGES" ON PAGE 25 OF THE PROSPECTUS.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

(*) THE FOLLOWING  INFORMATION  REPLACES SIMILAR INFORMATION RELATING TO THE S&P
    500 INDEX FUND FOUND UNDER THE SHARE PRICE CALCULATION UNDER THE HEADING "SHAREHOLDER INFORMATION" ON PAGE 26 OF THE PROSPECTUS.

The portfolio's securities of the S&P 500 Index Fund are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Company's Board of Directors believes accurately reflects current value.

(*) THE FOLLOWING INFORMATION REPLACES THE CORRESPONDING SECTIONS OF APPENDIX A
    FOUND ON PAGES 33-34 OF THE PROSPECTUS.

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH THE ASSETS OF THE EXTENDED MARKET PORTFOLIO (PORTFOLIO) AND THE S&P 500 INDEX, NASDAQ-100 INDEX, AND GLOBAL TITANS INDEX FUNDS (FUNDS) MAY BE INVESTED:

OPTIONS ON STOCK INDICES
The Portfolio and the Funds may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stocks except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds, in the case of a put, or is less than, in the case of a call, the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio or the Funds will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment. Accordingly, the Portfolio's or the Funds' successful use of options on stock indices will be subject to Deutsche's, MLQA's, and Barclays' ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

FUTURES CONTRACTS ON STOCK INDICES
The Portfolio and the Funds may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (Futures Contracts). This investment technique is designed only to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Portfolio or Funds or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or Funds. A Futures Contract may also be entered into to close out or offset an existing futures position. In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio or the Funds will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolio's or the Funds' investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contracts and the equity market being hedged or a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "initial margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written for the Portfolio or the Funds. The Portfolio or the Funds may not purchase or sell a Futures Contract or options thereon if immediately thereafter their margin deposits on its outstanding Futures Contracts and their premium paid on outstanding options thereon would exceed 5% of the market value of the Portfolio's or the Funds' total assets.

OPTIONS ON FUTURES CONTRACTS
The Portfolio and the Funds may invest in options on such Futures Contracts for similar purposes.

ASSET COVERAGE
The Portfolio and the Funds will cover transactions in futures and related options, as well as when-issued and delayed-delivery as required under applicable interpretations of the Securities and Exchange Commission, either by owning the underlying securities or segregating with the Portfolio's or the Funds' custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's or the Funds' commitment with respect to these instruments or contracts.

ILLIQUID SECURITIES
The Portfolio and the Funds may invest up to 15% of the market value of their net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Portfolio and the Funds have valued the securities.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

USAA                   WE KNOW WHAT IT MEANS TO SERVE. (R)
EAGLE      ------------------------------------------------------
LOGO        INSURANCE * BANKING * INVESTMENTS * MEMBER SERVICES

38923-0701

USAA        USAA                                STATEMENT OF
EAGLE       MUTUAL                              ADDITIONAL INFORMATION
LOGO        FUND, INC.                          MAY 1, 2001
                                                AS SUPPLEMENTED AUGUST 10, 2001

                             USAA MUTUAL FUND, INC.
                (S&P 500 INDEX FUND, EXTENDED MARKET INDEX FUND,
              NASDAQ-100 INDEX FUND, AND GLOBAL TITANS INDEX FUND)

USAA MUTUAL FUND, INC. (the Company) is a registered investment company offering shares of seventeen no-load mutual funds, four of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Extended Market Index Fund, the Nasdaq-100 Index Fund, and the Global Titans Index Fund (collectively, the Funds). The Funds are classified as diversified, except the Nasdaq-100 Index Fund and the Global Titans Index Fund, which are classified as nondiversified.

     With respect to the Extended Market Index Fund, the Fund seeks to match the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Wilshire 4500 Index. The Wilshire 4500 Index measures the performance of the equity securities of all U.S.-headquartered companies with readily available price data, excluding companies in the S&P 500 Index. As described in the prospectus, the Company seeks to achieve this objective by investing all of the Fund's investable assets in an open-end management investment company having a substantially similar investment objective as the Fund. The investment company is the Master Extended Market Index (Extended Market Portfolio), a series of the Quantitative Master Series Trust (Trust), advised by Merrill Lynch Quantitative Advisers, a division of Fund Asset Management, L.P. (MLQA).

     You may obtain a free copy of the prospectus dated May 1, 2001, for the Funds by writing to USAA Mutual Fund, Inc., 9800 Fredericksburg Road, San
Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Funds' prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds and should be read in conjunction with the Funds' prospectus.

     The financial statements for the S&P 500 Index Fund, and the Equity 500 Index Portfolio, Extended Market Index Fund, and the Extended Market Portfolio, Nasdaq-100 Index Fund, and Global Titans Index Fund, and the Independent Accountants' Reports thereon for the fiscal year ended December 31, 2000, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.

                                TABLE OF CONTENTS
        PAGE
           2   Valuation of Securities
           3   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           5   Investment Policies
          16   Investment Restrictions
          21   Portfolio Transactions and Brokerage Commissions
          23   Description of Shares
          24   Tax Considerations
          25   Directors and Officers of the Company
          28   Trustees and Officers of the Extended Market Portfolio
          31   Investment Adviser
          33   Administrator
          34   General Information
          35   Calculation of Performance Data
          35   Appendix A - Comparison of Fund Performance
          37   Appendix B - Short-Term Debt Ratings
          37   Appendix C - Dollar-Cost Averaging

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     With  respect to the  Extended  Market  Index  Fund,  the  Extended  Market
Portfolio values its equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, on the basis of market valuations furnished by a pricing service. Short-term debt obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Other assets are valued by the method that most accurately reflects their current worth in the judgment of the Board of Trustees of the Extended Market Portfolio.

     Each investor in the Extended Market Portfolio, including the Extended Market Index Fund, may add to or reduce its investment in the Extended Market Portfolio on each day that the NYSE is open for business and New York charter banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investor's interest in the Extended Market Portfolio will be determined by multiplying the net asset value of the Extended Market Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Extended Market Portfolio. Any additions or reductions that are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Extended Market Portfolio will then be recomputed as the percentage equal to the fraction
(1) the numerator of which is the value of such investor's investment in the Extended Market Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Extended Market Portfolio effected on such day and
(2) the denominator of which is the aggregate net asset value of the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Extended Market Portfolio by all investors in the Extended Market Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Extended Market Portfolio as of 4 p.m. or the close of the NYSE on the following day the NYSE is open for trading.

     The value of the securities of the S&P 500 Index, the Nasdaq-100 Index and the Global Titans Index Funds are determined by one or more of the following methods:

 (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

 (2) Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

 (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

 (4) Other debt securities may be valued each business day by a pricing service (the Service) approved by the Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

 (5) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV. If, however, the Manager determines that a particular event would materially affect a Fund's NAV, then the Manager, under the general supervision of the Board of Directors, will use all relevant, available information to determine a fair value for the affected portfolio securities.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you may complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in the Fund's portfolio and the Extended Market Portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than ten shares of the Funds provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC) so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these automatic purchase plans will permit you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the Funds described in the prospectus of each Fund of USAA Mutual Fund, Inc. and USAA Investment Trust (not available in the Growth and Tax Strategy Fund).

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Road, San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. You may obtain detailed information about the plans from the Manager.

                               INVESTMENT POLICIES

The investment objectives of the Funds are described in the Funds' prospectus. There can, of course, be no assurance that each Fund will achieve its investment objective. Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Extended Market Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund or the corresponding Extended Market Portfolio.

S&P 500 INDEX FUND

The following is provided as additional information with respect to the S&P 500 Index Fund.

     EQUITY SECURITIES. The S&P 500 Index Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     SHORT-TERM INSTRUMENTS. When the S&P 500 Index Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of Deutsche; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and
(v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of Deutsche.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the SEC) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Bankers
Trust anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Directors, Deutsche determines the liquidity of restricted securities and, through reports from Deutsche, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

     In reaching liquidity decisions, Deutsche will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The S&P 500 Index Fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies, as part of a segregated account cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

     LENDING OF PORTFOLIO SECURITIES. The S&P 500 Index Fund has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers, and other financial organizations. By lending its securities, the Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. The Fund will adhere to the following conditions whenever its securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must substitute payments in respect of all dividends, interest, or other distributions on loaned securities; and (5) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Directors must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Deutsche (or its affiliates) and Deutsche may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the S&P 500 Index Fund buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. In all cases, Deutsche must find the creditworthiness of the other party to the transaction satisfactory.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

     FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The S&P 500 Index Fund may enter into contracts for the purchase or sale for future delivery of the Index.

     At the same time a futures contract on the Index is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants' entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by Deutsche may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although Deutsche believes that use of such contracts will benefit the Fund, these investments in futures may cause the Fund to realize gains and losses for tax purposes that would not otherwise be realized if the Fund were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

     OPTIONS ON INDEX FUTURES CONTRACTS. The S&P 500 Index Fund may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Fund's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk lowering securities values.

     The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund's Board of Directors has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

     OPTIONS ON SECURITIES INDEXES. The S&P 500 Index Fund may write (sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

     By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     The Fund may purchase call and put options on the Index. The Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     The Fund would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

     The Fund has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. The Fund's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

     The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Because options on securities indices require settlement in cash, Deutsche may be forced to liquidate portfolio securities to meet settlement obligations.

     ASSET COVERAGE. To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Fund's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

EXTENDED MARKET INDEX FUND

The Extended Market Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Extended Market Portfolio. The Company may withdraw the Fund's investment from the Extended Market Portfolio at any time if the Board of Directors of the Company determines that it is in the best interest of the Fund to do so.

     Since the investment characteristics of the Extended Market Index Fund will correspond directly to those of the Extended Market Portfolio, the following is a discussion of the various investments of and techniques employed by the Extended Market Portfolio.

     EQUITY SECURITIES. The Extended Market Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

     SHORT-TERM  INSTRUMENTS.  When the Extended  Market  Portfolio  experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Extended Market Portfolio's investment objective, are unavailable in sufficient quantities or at attractive prices, the Extended Market Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of the Extended Market Portfolio's adviser, MLQA; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Extended Market Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's. If no such ratings are available, the instrument must be of comparable quality in the opinion of MLQA.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933
Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the SEC) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. MLQA anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Extended Market Portfolio, MLQA determines the liquidity of restricted securities and, through reports from MLQA, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Extended Market Portfolio could be adversely affected.

     In reaching liquidity decisions, MLQA will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Extended Market Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Extended Market Portfolio until settlement takes place. At the time the Extended Market Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Extended Market Portfolio identifies, as part of a segregated account cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Extended Market Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Extended Market Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Extended Market Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Extended Market Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

     LENDING OF PORTFOLIO SECURITIES. The Extended Market Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers, and other financial organizations. By lending its securities, the Extended Market Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. government obligations are used as collateral. The Extended Market Portfolio will adhere to the following conditions whenever its securities are loaned: (1) the Extended Market Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (3) the Extended Market Portfolio must be able to terminate the loan at any time; (4) the Extended Market Portfolio must substitute payments in respect of all dividends, interest, or other distributions on loaned securities; and (5) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Extended Market Portfolio's Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by MLQA (or its affiliates) and MLQA may serve as the Extended Market Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Extended Market Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Extended Market Portfolio could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Extended Market Portfolio could experience a loss. In all cases, MLQA must find the creditworthiness of the other party to the transaction satisfactory.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

     FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Extended Market Portfolio may enter into contracts for the purchase or sale for future delivery of the Index.

     At the same time a futures contract on the Index is entered into, the Extended Market Portfolio must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Extended Market Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

     Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Extended Market Portfolio will incur brokerage fees when it purchases or sells futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants' entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by MLQA may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although MLQA believes that use of such contracts will benefit the Extended Market Portfolio, these investments in futures may cause the Extended Market Portfolio to realize gains and losses for tax purposes that would not otherwise be realized if the Extended Market Portfolio were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

     OPTIONS ON INDEX FUTURES CONTRACTS. The Extended Market Portfolio may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Extended Market Portfolio is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

     The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Extended Market Portfolio will retain the full amount of the option premium that provides a partial hedge against any decline which may have occurred in the Extended Market Portfolio's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Extended Market Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Extended Market Portfolio intends to purchase. If a put or call option the Extended Market Portfolio has written is exercised, the Extended

Market Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Extended Market Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options the Index. For example, the Extended Market Portfolio may purchase a put option on an index futures contract to hedge against the risk lowering securities values.

     The amount of risk the Extended Market Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Extended Market Portfolio's Board of Trustees has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The Extended Market Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Extended Market Portfolio and premiums paid on outstanding options on futures contracts owned by the Extended Market Portfolio would exceed 5% of the Extended Market Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

     OPTIONS ON  SECURITIES  INDEXES.  The Extended  Market  Portfolio may write
(sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Extended Market Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Extended Market Portfolio.

     By writing a covered call option, the Extended Market Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Extended Market Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

     The Extended Market Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

     When the Extended Market Portfolio writes an option, an amount equal to the net premium received by the Extended Market Portfolio is included in the liability section of the Extended Market Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Extended Market Portfolio enters into a closing purchase transaction, the Extended Market Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Extended Market Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Extended Market Portfolio.

     The Extended Market Portfolio may purchase call and put options on the Index. The Extended Market Portfolio would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Extended Market Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Extended Market Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     The Extended Market Portfolio would normally purchase put options in anticipation of a decline in the market value of the Index (protective puts). The purchase of a put option would entitle the Extended Market Portfolio, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Extended Market Portfolio would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

     The Extended Market Portfolio has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. The Extended Market Portfolio's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

     The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Because options on securities indices require settlement in cash, MLQA may be forced to liquidate portfolio securities to meet settlement obligations.

     ASSET COVERAGE. To assure that the Extended Market Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Extended Market Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Extended Market Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Extended Market Portfolio's commitment with respect to these instruments or contracts.

NASDAQ-100 INDEX FUND AND THE GLOBAL TITANS INDEX FUND

The following is provided as additional information with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund.

     BANK OBLIGATIONS. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by the Funds, will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Funds monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Funds, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The investment adviser to the Funds will consider such an event in determining whether the Funds should continue to hold the obligation. To the extent the Funds continue to hold such obligations, it may be subject to additional risk of default.

     To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their prospectus and in this SAI. The ratings of Moody's and S&P and other nationally recognized statistical rating organizations are more fully described in the attached Appendix.

     FLOATING- AND VARIABLE-RATE OBLIGATIONS. The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Funds may use futures as a substitute for a comparable market position in the underlying securities.

     Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting each Fund to substantial losses. If it is not possible, or if the Funds determine not to close a futures position in anticipation of adverse price movements, the Funds will be required to make daily cash payments on variation margin.

     Each Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. Futures and options on the Dow Jones Global Titans Index are not currently available and may not be liquid if they become available. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on or before the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

     Each Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission
(CFTC). In addition, each Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations or published positions of the SEC, the Funds may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or which are not currently available but may be developed, to the extent such opportunities are both consistent with each Fund's investment objective and legally permissible for the Funds. Before entering into such transactions or making any such investment, each Fund will provide any appropriate additional disclosure in its prospectus.

     FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES, AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although each Fund will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

     Certain of the securities in which the Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

     Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Funds currently do not intend on investing more than 5% of their assets in when-issued securities during the coming year. Each Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, each Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which the Funds invest. Under the 1940 Act, a

Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Fund may also purchase shares of exchange-listed closed-end funds.

     ILLIQUID SECURITIES. To the extent that such investments are consistent with its investment objective, each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Funds cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

     LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that each Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the investment advisor are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend securities from its portfolios to brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of each Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereunto the borrower or a placing broker.

     In determining whether to lend a security to a particular broker, dealer or financial institution, the Funds' investment advisor considers all relevant facts and circumstances, including the size, creditworthiness, and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Funds may receive as collateral will not become part of that Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Funds will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Funds are permitted to invest. During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

     OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS, AND CORPORATIONS. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which each Fund may invest. To the extent that such investments are consistent with their investment objectives, the Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. Each Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     REPURCHASE AGREEMENTS. Each Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. Each Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Funds, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

     Each Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. Each Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered loans by the Funds. All repurchase transactions must be collateralized.

     In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Funds' advisor monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

     SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The instruments in which the Funds may invest include:
(i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (CDs), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Fund's investment advisor; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P ; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Funds' investment advisor are of comparable quality to obligations of U.S. banks, which may be purchased by the Funds.

     U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

     In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     WARRANTS. To the extent that such investments are consistent with its investment objective, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.

     SECURITIES RELATED BUSINESSES. The 1940 Act limits the ability of each Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (financial companies). If the Dow Jones Global Titans Index provides a higher concentration in one or more financial companies, the Global Titans Index Fund may experience increased tracking error due to the limitations on investments in such companies.

                             INVESTMENT RESTRICTIONS

Certain investment restrictions of the Funds and Portfolio have been adopted as fundamental policies of the Funds or Portfolio, as the case may be. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Funds or Portfolio, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of the Funds or Portfolio, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Funds or Portfolio, as the case may be.

S&P 500 INDEX FUND

As a matter of fundamental policy, the S&P 500 Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

  (1) with respect to 75% of its total assets, purchase the securities of any issuer (except U.S. government securities, as such term is defined in the 1940 Act) if, as a result, it would own more than 10% of the outstanding voting securities of such issuer or it would have more than 5% of the value of its total assets invested in the securities of such issuer;

  (2) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

  (3) concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities;

  (4)  issue senior securities, except as permitted under the 1940 Act;

  (5) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

  (6) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

  (7) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

  (8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the S&P 500 Index Fund will not as a matter of operating policy (except that no operating policy shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

  (1) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Fund's total assets (taken at market), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

  (2) pledge, mortgage, or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

  (3) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

  (4) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange. (This provision does not include the sale of securities equivalent in kind and amount to those sold, i.e., short sales against the box.) The Fund has no current intention to engage in short selling;

  (5)  invest for the purpose of exercising control or management;

  (6) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided further that, except in the case of merger or consolidation, the Fund shall not invest in any other open-end investment company unless the Fund, (i) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (ii) incurs no sales charge in connection with the investment;

  (7) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Directors; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations (NRSROs) and the Fund's Board of Directors have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one NRSRO and the Fund's Board of Directors have determined that the commercial paper is equivalent quality and is liquid;

  (8) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

  (9) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

     There will be no violation of any investment restrictions or policies [except with respect to fundamental investment restriction (2) of the Fund above] if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, whenever the Company is requested to vote on a fundamental policy of the Extended Market Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. The percentage of the Company's votes representing Fund shareholders not voting will be voted by the Directors of the Company in the same proportion as the Fund shareholders who do, in fact, vote.

     As a matter of fundamental policy, the Extended Market Index Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

  (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

  (2) concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of related industries), provided, however, that (i) this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements thereto); and provided further that (ii) each Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries;

  (3)  issue senior securities, except as permitted under the 1940 Act;

  (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

  (5) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

  (6) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

  (7) purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     In addition, although the Fund is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the Code). To ensure that the Fund satisfies these requirements, the Declaration of Trust requires that the Extended Market Portfolio be managed in compliance with the Code requirements as though such requirements were applicable to the Extended Market Portfolio. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar, or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Extended Market Portfolio level and not at the level of the Fund based upon a ruling received from the Internal Revenue Services (IRS), which entitles the Fund to "look through" the shares of the Extended Market Portfolio of the underlying investments of the Extended Market Portfolio for purposes of these diversification requirements.

     As a matter of fundamental policy, the Extended Market Portfolio may not:

  (1) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index. The Extended Market Portfolio may invest more than 25% of its total assets in securities of issuers in that industry;

  (2)  make investments for the purpose of exercising control or management;

  (3) purchase or sell real estate, except that, to the extent permitted by law, the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

  (4) make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, banker's acceptances, repurchase agreements, or any similar instruments shall not be deemed to be the making of a loan, and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Registration Statement, as it maybe amended from time to time;

  (5) issuer senior securities to the extent such issuance would violate applicable law;

  (6) borrow money, except that (i) the Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law. The Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio's investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions, and similar investment strategies;

  (7) underwrite securities of other issuers, except insofar as the Portfolio technically may be deemed an underwriter under the Securities Act in selling portfolio securities;

  (8) purchase or sell commodities or contracts on commodities, except to the extent that the Portfolio may do so in accordance with applicable law and the Fund's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL RESTRICTIONS

     In addition, the Fund has adopted nonfundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the nonfundamental restrictions, including but not limited to restrictions (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the nonfundamental restrictions, the Fund may not:

  (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
       Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

  (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Fund's Registration Statement.

  (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed, or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

  (d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as when-issued securities, options, and futures.

  (e)  Make investments for the purpose of exercising control or management.

  (f) The Fund may not pledge its assets other than to secure permitted borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions, and similar investment strategies

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     The securities held in the Extended Market Portfolio generally may not be purchased from, sold, or loaned to the Manager or its affiliates or any of their directors, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

NASDAQ-100 INDEX FUND AND GLOBAL TITANS INDEX FUND

     As a matter of fundamental policy, the Nasdaq-100 Index Fund and Global Titans Index Fund may not:

  (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

  (2) concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of related industries), provided, however, that (i) this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements thereto); and provided further that (ii) each Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries;

  (3)  issue senior securities, except as permitted under the 1940 Act;

  (4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

  (5) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

  (6) purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments; and

  (7) purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Directors may change this additional restriction without notice to or approval by the shareholders.

     Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 INDEX FUND

With respect to the S&P 500 Index Fund, Deutsche Asset Management, Inc. (Deutsche) is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Deutsche or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by Deutsche with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     Deutsche seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. Deutsche reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     Deutsche is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc., Deutsche may consider sales of shares of any investment company that invests in the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Deutsche will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. Deutsche may use this research information in managing the Fund's assets, as well as the assets of other clients.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to Deutsche, it is the opinion of the management of the Fund that such information is only supplementary to Deutsche's own research effort, since the information must still be analyzed, weighed and reviewed by Deutsche's staff. Such information may be useful to Deutsche in providing services to clients other than the Fund's, and not all such information is used by Deutsche in connection with the S&P 500 Index Fund. Conversely, such information provided to Deutsche by brokers and dealers through whom other clients of Deutsche effect securities transactions may be useful to Deutsche in providing services to the S&P 500 Index Fund.

     In certain instances there may be securities that are suitable for the S&P 500 Index Fund as well as for one or more of Deutsche's other clients. Investment decisions for the Fund and for Deutsche's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the S&P 500 Index Fund is concerned. However, it is believed that the ability of the S&P 500 Index Fund to participate in volume transactions will produce better executions for the S&P 500 Index Fund.

     Prior to August 10, 2001, the S&P 500 Index Fund was in a master-feeder structure through which the S&P 500 Index Fund invested all of its investable assets in the Equity 500 Index Portfolio, a separately registered investment company advised by Deutsche. For the years ended December 31, 2000, 1999, and 1998, the Equity 500 Portfolio paid brokerage commissions in the amount of $ 810,824, $678,820, and $534,801, respectively. For the year ended December 31, 2000 and 1999, the Equity 500 Portfolio paid no affiliated brokerage commissions. For year ended 1998, the Equity 500 Portfolio paid affiliated brokerage commissions in the amount of $333. This represents 0.06% of the Fund's aggregate brokerage commissions and 0% of the Fund's aggregate dollar amount of transactions involving the payment of commissions during the fiscal year.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, MLQA is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Extended Market Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, to MLQA or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Extended Market Portfolio are frequently placed by MLQA with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Extended Market Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     MLQA seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Extended Market Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Extended Market Portfolio to reported commissions paid by others. MLQA reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     For the year ended December 31, 2000, the Extended Market Portfolio paid brokerage commissions in the amount of $41,621 and paid no affiliated brokerage commissions.

NASDAQ-100 INDEX FUND AND THE GLOBAL TITANS INDEX FUND

With respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund, the Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. Pursuant to the Subadvisory Agreement and subject to policies established by the Funds' Board of Directors, Barclays, as subadvisor, has the authority to make the Funds' investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While Barclays generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Barclays manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When Barclays determines that a particular security should be bought or sold for the Funds and other accounts managed by Barclays, Barclays undertakes to allocate those transactions among the participants equitably.

     Under the 1940 Act, persons affiliated with the Funds, Barclays and their affiliates are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Barclays or Barclays Global Investors, N.A. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. In placing orders for portfolio securities of the Fund, Barclays is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that Barclays seeks to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While Barclays generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Funds' Board. Certain of the brokers or dealers with whom the Funds may transact business offer commission rebates to the Funds. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

     For the year ended December 31, 2000, the Funds paid the following brokerage commissions:

              FUND                                        COMMISSIONS

          Nasdaq-100 Index Fund                            $   2,039
          Global Titans Index Fund                         $  17,457

     The Funds paid no affiliated brokerage commissions.

                              DESCRIPTION OF SHARES

Each Fund is a series of the Company and is diversified, except for the Nasdaq-100 Index Fund and the Global Titans Index Fund, which are nondiversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on October 14, 1980. The Company is authorized to issue shares in separate series or Funds. There are seventeen mutual funds in the Company, four of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The S&P 500 Index Fund was established by the Board of Directors on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The Extended Market Index, Nasdaq-100 Index, and Global Titans Index Funds were established by the Board of Directors on July 19, 2000, and commenced public offering of their shares on October 30, 2000.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Directors.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Except as permitted by the SEC, whenever the Extended Market Index Fund is requested to vote on matters pertaining to the Extended Market Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. The shareholders who do not vote will have their votes cast by the Directors or officers of the Company in the same proportion as the Fund's shareholders who do, in fact, vote.

     The Extended Market Portfolio, in which all the Assets of the Extended Market Fund will be invested, is organized as a trust under the laws of the state of Delaware. The Portfolio's Declaration of Trust provides that the Extended Market Index Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Extended Market Portfolio. However, the risk of the Extended Market Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Extended Market Portfolio itself was unable to meet its obligations. Accordingly, the Company's Directors believe that neither the Extended Market Index Fund nor you will be adversely affected by reason of the Fund's investing in the Extended Market Portfolio.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, each Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); and (2) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. The Fund intends to make such distributions as are necessary to avoid imposition of the excise tax.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchanges that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

     With respect to the Extended Market Portfolio, the Portfolio is not subject to federal income taxation. Instead, the Fund and other investors investing in the Extended Market Portfolio must take into account, in computing their federal income tax liability, their share of the Extended Market Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Extended Market Portfolio.

     Distributions received by the Extended Market Index Fund from the Extended Market Portfolio generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash distributed exceeds the Fund's basis in its interest in the Extended Market Portfolio prior to the distribution; (2) income or gain may be realized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and includes a disproportionate share of any unrealized receivables held by the Extended Market Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and consists solely of cash and/or unrealized receivables. The Fund's basis in its interest in the Extended Market Portfolio generally will equal the amount of cash and the basis of any property that the Fund invests in the Extended Market Portfolio, increased by the Fund's share of income from the Extended Market Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Extended Market Portfolio.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Additionally, any account maintenance fee deducted from a shareholder's account will be treated as taxable income even though not received by the shareholder.

                      DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 54

President and Chief Executive Officer of United Services Automobile  Association
(USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); and Special Assistant to Chairman, USAA (6/96-12/96). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Federal Savings Bank, and USAA Real Estate Company.

Christopher W. Claus 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 40

President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds; President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Senior Vice President of USAA Life Investment Trust.

David G. Peebles 1, 4
Director and Vice President
Age: 61

Director, IMCO (12/98-present); Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Director/Trustee and Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Director
Age: 55

President,   Postal  Addvantage   (7/92-present).   Mrs.  Dreeben  serves  as  a
Director/Trustee of each of the remaining funds within the USAA family of funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Director
Age: 54


Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98). Dr. Mason serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Michael F. Reimherr 3, 4, 5
128 East Arrowhead
San Antonio, Texas 78228
Director
Age: 55

President of Reimherr Business Consulting (5/95-present). Mr. Reimherr serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Richard A. Zucker 2, 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Director
Age: 57

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Laura T. Starks, Ph.D. 3, 4, 5
5405 Ridge Oak Drive
Austin, TX 78731-5405
Director
Age: 51

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of
Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Kenneth E. Willmann 1
Vice President
Age: 54

Director, IMCO (2/00-present); Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (09/94-12/99). Mr. Willmann serves as Vice President of each of the remaining funds within the USAA family of funds, Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Michael D. Wagner 1
Secretary
Age: 52

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Mark S. Howard 1
Assistant Secretary
Age: 37


Vice President, Securities Counsel & Compliance, IMCO (7/00-present); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Network, Inc., each of the remaining funds within the USAA family of funds, and for USAA Life Investment Trust.

David M. Holmes 1
Treasurer
Age: 41

Senior Vice President,  Senior  Financial  Officer,  IMCO  (6/01-present);  Vice
President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of each of the remaining funds within the USAA family of funds and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Roberto Galindo, Jr. 1
Assistant Treasurer
Age: 40

Executive  Director,  Mutual  Fund  Analysis  &  Support,  IMCO  (6/00-present);
Director, Mutual Fund Analysis, IMCO(9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for each of the remaining funds within the USAA family of funds.

------------
  1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
  2 Member of Executive Committee
  3 Member of Audit Committee
  4 Member of Pricing and Investment Committee
  5 Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters that have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and independent Directors.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended December 31, 2000.

       NAME                   AGGREGATE                TOTAL COMPENSATION
        OF                  COMPENSATION                  FROM THE USAA
      DIRECTOR            FROM THE COMPANY              FAMILY OF FUNDS (b)

  Robert G. Davis              None (a)                     None (a)
  Barbara B. Dreeben          $ 10,125                    $  40,500
  David G. Peebles             None (a)                     None (a)
  Robert L. Mason             $ 10,125                    $  40,500
  Michael J. C. Roth (c)       None (a)                     None (a)
  Michael F. Reimherr         $ 10,000                    $  40,000
  Laura T. Starks             $  8,000                    $  32,000
  Richard A. Zucker           $ 10,125                    $  40,500

----------
 (a) Robert G. Davis, Michael J. C. Roth, and David G. Peebles are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA family of funds.

 (b) At December 31, 2000, the USAA family of funds consisted of four registered investment companies offering 40 individual funds. Each Director presently serves as a Director or Trustee of each investment company in the USAA family of funds. In addition, Michael J. C. Roth served as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth received no compensation as Trustee of USAA Life Investment Trust.

 (c) Effective February 12, 2001, Michael J. C. Roth retired from the Board of Directors.

     All of the above Directors are also Directors/Trustees of the other funds in the USAA family of funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of December 31, 2000, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of March 31, 2001, USAA and its affiliates owned 42,259,844 shares (28%) of the USAA S&P 500 Index Fund; 1,181,159 shares (51%) of the Extended Market Index Fund; 464,104 shares (29%) of the Global Titans Index Fund; and no shares of the Nasdaq-100 Index Fund.

     The Company knows of no other persons who, as of March 31, 2001, held of record or owned beneficially 5% or more of the voting stock of the S&P 500 Index Fund's shares.

             TRUSTEES AND OFFICERS OF THE EXTENDED MARKET PORTFOLIO

The Trustees and officers of the Extended Market Portfolio and their ages, principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period.

Terry K. Glenn 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
President and Trustee
Age: 60

Executive Vice President of Merrill Lynch Investment Manager, L.P., (MLIM) and Fund Asset Management, L.P., (FAM) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (Princeton Services) since 1993; President of FAM Distributors, Inc. since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

M. Colyer Crum 2, 3
104 Westcliff Road
Weston, Massachusetts 02493
Trustee
Age: 68

James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.

Laurie Simon Hodrick 2, 3
809 Uris Hall
3022 Broadway
New York, New York 10027
Trustee
Age: 37

Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School of Management, Northwestern University from 1992 to 1996.

Stephen B. Swensrud 2, 3
24 Federal Street
Suite 400
Boston, Massachusetts 02110
Trustee
Age: 67

Chairman of Fernwood  Advisors  (investment  adviser)  since 1996;  Principal of
Fernwood Associates (financial consultants) since 1975; Chairman of R.P.P. Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

J. Thomas Touchton 2, 3
The Witt-Touchton Company
One Tampa City Center
201 North Franklin Street, Suite 3405
Tampa, Florida 33602
Trustee
Age: 61

Managing Partner of The Witt-Touchton Company and its predecessor, The Witt Co. (a private investment partnership) since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

Fred G. Weiss 2, 3
16450 Maddalena Place
Delray Beach, Florida 33446
Trustee
Age: 58

Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of the Michael J. Fox Foundation for Parkinson's Research; Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Laboratories Phoenix USA, Inc. (a private drug delivery company); and Director of Kann Institute for Medical Careers, Inc. (a private medical education company).

Gregory Mark Maunz 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President
Age: 47

First Vice President of MLIM and FAM since 1997; Vice President of MLIM and FAM from 1985 to 1997; Portfolio Manager of MLIM and FAM since 1984.

Jeffrey B. Hewson 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Vice President
Age: 48

Director (Global Fixed Income) of MLIM and FAM since 1998; Vice President of MLIM and FAM from 1989 to 1998; Portfolio Manager of MLIM and FAM since 1985.

Eric S. Mitofsky 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President
Age: 45

First Vice President of MLIM and FAM since 1997; Vice President of MLIM and FAM from 1992 to 1997.

Christopher G. Ayoub 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President
Age: 44

First Vice President of MLIM and FAM since 1998; Vice President of MLIM and FAM from 1985 to 1998.

Richard Vella 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President
Age: 42

First Vice President of MLIM and FAM since 1999; Managing Director, Global Index Funds of Bankers Trust from 1997 to 1999; Managing Director, International Index Funds of Bankers Trust from 1995 to 1999; Vice President, International Index Funds of Bankers Trust from 1990 to 1995; Assistant Vice President, International Index Funds of Bankers Trust from 1987 to 1990; Assistant Treasurer of Bankers Trust from 1985 to 1986.

Frank Salerno 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President
Age: 40

First Vice President of MLIM and FAM since 1999; Managing Director and Chief Investment Officer of Structured Investments at Bankers Trust from 1995 to 1999; Managing Director and head of Structured Investments at Bankers Trust from 1993 to 1995; Domestic Head of Structured Investments at Bankers Trust from 1991 to 1993; Assistant Vice President of Structured Investments at Bankers Trust from 1985 to 1991.

Donald C. Burke 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Vice President and Treasurer
Age: 40

Senior Vice President and Treasurer of MLIM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of PAMD since 1999; First Vice President of MLIM and FAM from 1997 to 1999; Director of Taxation of MLAM since 1990; Vice President of MLAM and MLIM (previously know as Merrill Lynch Asset Management, L.P.) from 1990 to 1997.

Robert C. Doll, Jr. 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President
Age: 45

First Vice President of MLIM and FAM since 1999; Senior Vice President of Princeton Services since 1999; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Ira P. Shapiro 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Secretary
Age: 37

First Vice President of MLIM and FAM since 1998; Director (Legal Advisory) of MLIM and FAM from 1997 to 1998; Vice President of MLIM and FAM from 1996 to 1997; Attorney with MLIM and FAM from 1993 to 1997.

Phil Green 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President
Age: 36

Senior Vice President of MLIM and FAM since 1999; Managing Director and Portfolio Manager of Global Institutional Services at Bankers Trust from 1997 to 1999; Vice President of Quantitative Equities at Bankers Trust in 1996; Vice President of Asset Allocations Strategies at Bankers Trust from 1994 to 1996; Vice President of Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999; Assistant Treasurer of Asset Management Group at Bankers Trust from 1985 to 1988.

Sidney Hoots 1, 2
P.O. Box 9011
Princeton, New Jersey 08543-9011
Senior Vice President
Age: 39

Senior Vice  President of MLIM and FAM since 1999;  Managing  Director of Global
Institutional Services at Bankers Trust from 1992 to 1999; Manager of Quantitative U.S. Equities Group at Bankers Trust from 1991 to 1992; Manager of Bond Index Funds at Bankers Trust from 1986 to 1991; Quantitative Analyst of Index Funds at Bankers Trust from 1984 to 1986.

----------
1  Interested person, as defined in the 1940 Act, as amended, of the Portfolio.

2 Such Trustee or officer is a director, trustee, or officer of the investment companies for which Merrill Lynch Asset Management, L.P. or its affiliate acts as investment adviser.

 3 Member of the Trust's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of noninterested Trustees.

     COMMITTEE AND BOARD MEETINGS. The Board has a standing Audit and Nominating Committee (the "Committee"), which consists of Board Members who are not "interested persons" of the Portfolio within the meaning of the 1940 Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Portfolio's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Portfolio. The Committee also reviews and nominates candidates to serve as noninterested Board Members. The Committee generally will not consider nominees recommended by shareholders of the Portfolio. The noninterested Board Members have retained independent legal counsel to assist them in connection with these duties.

     The following table reflects fees paid to the Trustees of the Extended Market Portfolio for the year ended December 31, 2000.

                           TRUSTEE COMPENSATION TABLE

                                   AGGREGATE             TOTAL COMPENSATION
    NAME OF PERSON,               COMPENSATION            FROM FUND COMPLEX
      POSITION                   FROM PORTFOLIO            PAID TO TRUSTEES

    M. Colyer Crum                    N/A                        N/A
    Laurie Simon Hodrick              N/A                        N/A
    Terri K. Glenn                    None                       None
    Jack B. Sunderland                N/A                        None
    Stephen B. Swensrud               N/A                        None
    J. Thomas Touchton                N/A                        None
    Fred G. Weiss                     N/A                        N/A
    Arthur Zeikel                     None                       None

                               INVESTMENT ADVISER

As described in the Funds' prospectus, USAA Investment Management Company (IMCO) is the manager and investment adviser, providing the services under a Management Agreement with respect to the S&P 500 Index Fund and the Extended Market Index Fund and an Advisory Agreement with respect to the Nasdaq-100 Index Fund and the Global Titans Index Fund. IMCO, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970, has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

     In addition to the services it provides under the Management and Advisory Agreements, IMCO advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $42 billion, of which approximately $28 billion were in mutual fund portfolios.

     With respect to the Extended Market Index Fund, under the Management Agreement, IMCO presently monitors the services provided by MLQA to the Extended Market Portfolio. IMCO receives no fee for providing these monitoring services. In the event the Fund's Board of Directors determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, IMCO would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay IMCO an annual fee of .30% of the Fund's ANA, accrued daily and paid monthly.

     With respect to the S&P 500 Index Fund, and the Extended Market Index Fund, the Management Agreement will remain in effect until June 30, 2002. The Advisory Agreement will remain in effect until June 30, 2002, for the Nasdaq-100 Index Fund and the Global Titans Index Fund. The Management Agreement and the Advisory Agreement (Agreements) will continue in effect from year to year thereafter for the Funds as long as it is approved at least annually by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Funds) including a majority of the Directors who are not interested persons of IMCO or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Company or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. In addition to any amounts otherwise payable to IMCO as an advisory fee for current services under the Agreements, the Company shall be obligated to pay IMCO all amounts previously waived by IMCO with respect to a Fund, provided that such additional payments are made not later than three years from October 27, 2000, and provided further that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in such year to exceed, in the case of the Extended Market Index Fund, 0.50% of the average net assets of the Fund, in the case of the Nasdaq-100 Index Fund, 0.85% of the average net assets of the Fund, or in the case of the Global Titans Index Fund, 0.85% of the average net assets of the Fund. IMCO has voluntarily agreed to limit the annual expenses of the Extended Market Index Fund to 0.50%, the Nasdaq-100 Index Fund to 0.85%, and the Global Titans Index Fund to 0.85% of the Fund's ANA, respectively, until April 30, 2002, and will reimburse the Funds for all expenses in excess of such limitations. After April 30, 2002, any such waiver or reimbursement may be terminated by IMCO at any time without prior notice to the shareholders.

     SUBADVISER TO THE S&P 500 INDEX FUND. IMCO has entered into a subadvisory agreement (Subadvisory Agreement) with Deutsche Asset Management, Inc. located at 130 Liberty Street, New York, New York 10006. Under the Subadvisory Agreement, Deutsche is responsible for the day-to-day management of the S&P 500 Index Fund's assets pursuant to the Fund's investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, Deutsche receives a fee from IMCO at an annual rate equal to 0.02% of the Fund's average daily net assets on amounts up to $2.5 billion; 0.01% of daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $4 billion. The Subadvisory Agreement is subject to the same approval of the Board of Directors as the oversight and renewal of the Management Agreement. Deutsche has agreed to provide to the Fund, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index, including portfolio composition. Both the Management Agreement and the Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors and (ii) by a majority of the Directors of the Fund who are not parties to the Advisory Agreement or the Subadvisory Agreement or affiliates of any such party. Both the Management Agreement and the Subadvisory Agreement may be terminated on sixty (60) days' written notice by any such party and will terminate automatically if assigned. Asset allocation, index and modeling strategies are employed by Deutsche for other investment companies and accounts advised or sub-advised by Deutsche. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by Deutsche. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

     SUBADVISER TO THE NASDAQ-100 INDEX AND GLOBAL TITANS INDEX FUNDS. IMCO has entered into a subadvisory agreement (Subadvisory Agreement) with Barclays Global Fund Advisors located at 45 Fremont Street, San Francisco, CA 94105. Under the Subadvisory Agreement, Barclays is responsible for the day-to-day management of the Nasdaq-100 Index and Global Titans Index Funds' assets pursuant to each Fund's investment objective and restrictions. For its services, with respect to the Nasdaq-100 Index Fund, Barclays receives a fee from IMCO at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to $250 million and 0.03% of daily net assets on amounts above $250 million. For its services, with respect to the Global Titans Index Fund, Barclays receives a fee from IMCO at an annual rate equal to 0.09% of the Fund's average daily net assets on amounts up to $250 million and 0.04% of daily net assets on amounts above $250 million. The Subadvisory Agreement is subject to the same approval of the Board of Directors as the oversight and renewal of the Advisory Agreement. Barclays has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the Nasdaq-100 Index(R)1 and the Dow Jones Global Titans Index, including portfolio composition. Both the Advisory Agreement and the Subadvisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of each Fund's outstanding voting securities or by each Fund's Board of Directors and (ii) by a majority of the Directors of the Funds who are not parties to the Advisory Agreement or the Subadvisory Agreement or affiliates of any such party. Both the Advisory Agreement and the Subadvisory Agreement may be terminated on sixty (60) days' written notice by any such party and will terminate automatically if assigned. Asset allocation, index and modeling strategies are employed by Barclays for other investment companies and accounts advised or sub-advised by Barclays. If these strategies indicate particular securities should be purchased or sold at the same time by the Funds and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by Barclays. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by each Fund or the price paid or received by each Fund.

----------
  1 The Nasdaq-100(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by USAA Mutual Fund, Inc. The Nasdaq-100 Index Fund (the "Product(s)") is not sponsored, sold or promoted by the
     Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

     CODE OF ETHICS. While the officers and employees of IMCO, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by IMCO and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades.

     Additionally, while the officers and employees of Deutsche and Barclays may engage in personal securities transactions, they are restricted by the procedures in a Code of Ethics adopted by Deutsche and Barclays. The Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades.

     Copies of the Joint Code of Ethics for IMCO and the Funds, and the codes of ethics for each of Deutsche, MLQA, and Barclays have been filed with the SEC and are available for public view.

     Prior to August 10, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Index Portfolio, a separately registered investment company currently advised by Deutsche. Prior to April 30, 2001, the Equity 500 Index Portfolio was advised by Bankers Trust Company (Bankers Trust). For the years ended December 31, 2000, 1999, and 1998, Bankers Trust earned $4,136,851, $5,134,906, and $3,186,503, respectively, as compensation for investment advisory services provided to the Equity 500 Portfolio. During the same periods, Bankers Trust reimbursed $0, $0, and $799,296, respectively, to the Equity 500 Portfolio to cover advisory and administrative expenses exceeding expense limitations that were in effect for those periods.

                                  ADMINISTRATOR

Under an Administration and Servicing Agreement effective May 1, 2001, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting,
bookkeeping  and  recordkeeping   services  (including  without  limitation  the
maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to the lesser of .06% of the average daily net assets of the Fund or the amount that brings the Fund's total annual operating expenses as a percentage of the Fund's average net assets up to
 .18%; with respect to the Extended Market Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to .38%, up to .10% of this fee shall be paid to MLQA for subadministrative services; and with respect to the Global Titans Index Fund and the Nasdaq-100 Index Fund, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to thirty-five one-hundredths of one percent (.35%) of the average net assets for each Fund. We may also delegate one or more of our responsibilities to others at our expense.

     Under an Investment Accounting Agreement between the Company and Investment Company Capital Corp (ICCC), an affiliate of Deutsche, ICCC is obligated on a continuous basis to provide a variety of investment accounting and compliance services for the S&P 500 Index Fund. Among other things, ICCC is responsible for calculating the net asset value of the Fund and preparing and maintaining all related accounts and records. The Company is not obligated to make any payments to ICCC for its services under the Agreement. Any fees to be charged by ICCC for these services will be paid by Deutsche.

     Prior to August 10, 2001, the S&P 500 Index Fund invested all of its investable assets into the Equity 500 Index Portfolio, a separately registered investment company currently advised by Deutsche. Prior to April 30, 2001, the Equity 500 Index Portfolio was advised by Bankers Trust. For the fiscal years ended December 31, 2000, 1999, and 1998, Bankers Trust earned $100,992, $344,960, and $676,625, respectively, as compensation for administrative and other services provided to the Equity 500 Portfolio. For the fiscal year ended December 31, 1999, no administrative fees were waived to the Equity 500 Portfolio. For the fiscal year 1998, Bankers Trust waived $139,957 in administrative fees charged to the Equity 500 Portfolio.

     For the fiscal years ended  December 31, 2000,  1999,  and 1998 IMCO earned
$844,241,   $1,479,126,   and  $461,363,   respectively,   as  compensation  for
administrative and other services provided to the S&P 500 Index Fund.

     Under the administration and services agreement between the Extended Market Portfolio and MLQA, MLQA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Extended Market
Portfolio  reasonably  deems  necessary  for the  proper  administration  of the
Extended Market Portfolio. MLQA will generally assist in all aspects of the Extended Market Portfolio's operations; supply and maintain office facilities (which may be in MLQA's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, Bylaws, investment objectives and policies, and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

     For the fiscal year ended December 31, 2000, IMCO earned $13,557, as compensation for administrative and other services provided to the Extended Market Index Fund.

                               GENERAL INFORMATION

UNDERWRITER

The Company has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency
Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26 per account, except the S&P 500 Index Fund, which pays the Transfer Agent an annual fixed fee of $20 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses, which are incurred at the specific direction of the Company.

CUSTODIAN

The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Funds' investments in the Nasdaq-100 Index Fund, the Global Titans Index Fund, and the Extended Market Index Fund. State Street Bank and Trust Company, P. O. Box 1713, Boston, MA 02105, is the custodian for the Nasdaq-100 Index Fund and the Global Titans Index Fund. Bankers Trust, 130 Liberty Street, New York, New York 10006, serves as custodian for the S&P 500 Index Fund. As custodian, it holds the S&P 500 Index Fund's assets. Bankers Trust will comply with the self-custodian provisions  of Rule 17f-2  under the 1940 Act.  Chase  Manhattan  Bank,  4 Chase
MetroTech, 18th Floor, Brooklyn, New York 11245 is the custodian for the Extended Market Index Fund and the Extended Market Portfolio.

COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the prospectus. Swidler, Berlin, Shereff, Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 serves as counsel to the Extended Market Portfolio.

INDEPENDENT ACCOUNTANTS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon. Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400 has been selected as the independent accountants for the Extended Market Portfolio.

                         CALCULATION OF PERFORMANCE DATA

Information regarding the total return of the Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE? in its prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which the Fund's price per share is calculated.

TOTAL RETURN

The Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)N = ERV

     Where:     P  =  a hypothetical initial payment of $1,000
                T  =  average annual total return
                n  =  number of years
             ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts. For periods after December 31, 2000, performance does not reflect the annual $10 account maintenance fee for the S&P 500 Index Fund, which fee is waived for accounts of $10,000 or more. As of December 31, 2000, the S&P 500 Index Fund's average account size was approximately $19,575.

                                      Average Annual Total Returns
                                  For Periods Ended December 31, 2000
                                                          1              FROM
                         FUND                           YEAR          INCEPTION*

                 S&P 500 Index Fund                    -9.27%           18.28%
                 Extended Market Index Fund              --             -6.40%
                 Nasdaq-100 Index Fund                   --             -24.20%
                 Global Titans Index Fund                --              -7.70%
---------
 * Data from inception is shown for Funds that are less than ten years old. S&P 500 Index Fund commenced operations on May 1, 1996. Extended Market Index, Nasdaq-100 Index, and Global Titans Index Funds commenced operations on October 27, 2000.

                   APPENDIX A - COMPARISON OF FUND PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BANK RATE MONITOR, a service that publishes rates on various bank products such as CDs, MMDAs, and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national   association  of  the  American
investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY, EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund averages by type of fund.

LIPPER, A REUTER'S COMPANY, FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of mutual fund performance and rankings, produced by Morningstar, Inc.

MUTUAL FUNDS MAGAZINE, a monthly publication reporting on mutual fund investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, performance of the Fund may also be tracked by Lipper, A Reuter's Company, and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     Other sources for total return and other performance data that may be used by the Fund or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                      APPENDIX B - SHORT-TERM DEBT RATINGS

MOODY'S MUNICIPAL

 MIG-1/VMIG1           This designation  denotes best quality.  There is present
                       strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

 MIG-2/VMIG2           This  designation   denotes  high  quality.   Margins  of
                       protection are ample although not so large as in the preceding group.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           o Leading market positions in well-established industries.
           o High rates of return on funds employed.
           o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------

                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100      10         10           6          16.67        10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500   ***41         62.77    ***39          66.35     ***46         54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

                                       38
28083-0801